THE LAZARD FUNDS, INC.

Lazard Global Listed Infrastructure Portfolio

Supplement to Prospectus dated December 31, 2009

The following sentence replaces the first sentence under “Principal Investment Strategies” on pages 3 and 7:

The Portfolio will invest primarily in equity securities, principally common stocks, of infrastructure companies and will concentrate its investments in industries represented by infrastructure companies.

January 6, 2010